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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the Appropriate Box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HARLEYSVILLE NATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)
Merrill Corporation
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HARLEYSVILLE NATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 13, 2004

TO THE SHAREHOLDERS OF HARLEYSVILLE NATIONAL CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Harleysville National Corporation will be held at 9:30 a.m., prevailing time, on Tuesday, April 13, 2004, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, for the following purposes:

  1.
  To elect two Class B Directors: Walter R. Bateman, II and LeeAnn B. Bergey each for a term of 4 years;

  2.
  To approve and adopt the Harleysville National Corporation 2004 Omnibus Stock Incentive Plan; and

  3.
  To transact any other business properly brought before the Annual Meeting and at any adjournment or postponement of the meeting.

        In accordance with the by-laws of the corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 25, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        A copy of the corporation's Annual Report for the fiscal year ended December 31, 2003, accompanies this Notice. Copies of the corporation's Annual Report for the 2002 fiscal year may be obtained at no cost by contacting the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING VIA TELEPHONE OR THE INTERNET. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND GIVE WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

BY ORDER OF THE BOARD OF DIRECTORS,

Walter E. Daller, Jr. Chairman of the Board, President and Chief Executive Officer

March 8, 2004
Harleysville, Pennsylvania

Questions and Answers

What am I voting on?

  •
  To elect 2 Class B Directors:

  •
  Walter R. Bateman, II

  •
  LeeAnn B. Bergey

  •
  To approve and adopt the Harleysville National Corporation 2004 Omnibus Stock Incentive Plan.

How does discretionary authority apply?

        If you sign your proxy card and do not make any selections, you give authority to Gregg J. Wagner, Executive Vice President & CFO, and Vernon L. Hunsberger, Senior Vice President, Accounting, to vote on the proposals and any other matters that may arise at the meeting.

Is my vote confidential?

        Yes. Only the inspector, American Stock Transfer and Trust Company/Shareholder Services, and certain employees have access to your card. All comments remain confidential unless you ask that your name be disclosed.

Who is entitled to vote?

        Shareholders on the record date, which is the close of business on February 25, 2004.

How many votes do I have?

        Each share of common stock is entitled to one vote.

How do I vote?

        You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via telephone or through the Internet, as described under Voting Methods below.

        You have the right to vote and, if desired, to revoke your proxy at any time before the Annual Meeting:

  •
  by giving written notice of revocation to the Secretary of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195;

  •
  by executing a later-dated proxy and giving written notice thereof to the Secretary of the corporation; or

  •
  by voting in person after giving written notice to the Secretary of the corporation.

        Should you have any questions, please call American Stock Transfer and Trust Company, 800-937-5449.

VOTING METHODS

        Voting by Proxy.    You may vote by completing and returning the enclosed proxy. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors.

  ON YOUR PROXY CARD:

  •
  Mark your selections

  •
  Date and sign your name exactly as it appears on your card

  •
  Mail to American Stock Transfer and Trust Company, Shareholder Services, in the return envelope

        Voting by Telephone or Internet.    If you are a registered shareholder, you may vote via the telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via telephone or the Internet. If so, the voting form your nominee sends you will provide appropriate instructions.

        Voting in Person.    If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot which will be available at the meeting.

        The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote via telephone or the Internet and later decide to attend the annual meeting, you may cancel your previous vote and vote in person at the meeting.

What does it mean if I get more than one proxy card?

        Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. Please have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company/ Shareholder Services, 800-937-5449.

What is the total number of HNC shares outstanding?

        As of February 25, 2004, 23,971,006 shares of the corporation's common stock were issued and outstanding. No shares of preferred stock are outstanding. The corporation is currently authorized to issue 75,000,000 shares of common stock, par value $1.00 per share, and 8,000,000 shares of series preferred stock, par value $1.00 per share.

What constitutes a quorum?

        A majority of the outstanding shares present or represented by proxy, constitutes a quorum. If you vote by proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against the proposals.

How does a shareholder communicate with the corporation's Board of Directors?

        The board of directors does not have a formal process for shareholders to send communications to the board. Due to the infrequency of shareholder communications to the board of directors, the board does not believe that a formal process is necessary. Written communications received by the company from shareholders are shared with the full board no later than the next regularly scheduled board meeting.

When are the shareholder proposals due for the Year 2004 Annual Meeting?

        If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 Annual Meeting of shareholders, the proposal must be submitted in writing by Tuesday, November 9,

2004, to the Secretary of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195.

How does a shareholder nominate a director of Harleysville National Corporation?

        Under our by-laws, nominations for director may be made only by the Board of Directors or the Nominating Committee of the Board of Directors, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the by-laws to our corporate Secretary not less than 45 days or more than 75 days prior to the first anniversary of the record date for the preceding year's Annual Meeting. For our Annual Meeting in the year 2005, we must receive this notice on or after December 12, 2004, and on or before January 11, 2005. You can obtain a copy of the full text of the by-law provision by writing to the Secretary of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195.

Who is responsible for the solicitation expenses?

        American Stock Transfer and Trust Company, the corporation's transfer agent and registrar, will assist in the distribution of proxy materials and solicitation of votes according to the terms of the corporation's present contract with the transfer agent.

        The corporation is responsible for expenses related to distribution of proxy materials and solicitation of votes and will reimburse American Stock Transfer and Trust Company, stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of the corporation's common stock.

PROXY STATEMENT
Dated and to be mailed March 8, 2004
HARLEYSVILLE NATIONAL CORPORATION
483 MAIN STREET
HARLEYSVILLE, PENNSYLVANIA 19438-0195
(215) 256-8851
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 13, 2004
TABLE OF CONTENTS

AUDIT COMMITTEE CHARTER	EXHIBIT A
2004 OMNIBUS STOCK INCENTIVE PLAN	EXHIBIT B

PROXY STATEMENT

        This Proxy Statement is furnished as part of the solicitation of proxies by the Board of Directors of Harleysville National Corporation for use at the Annual Meeting of Shareholders to be held at 9:30 a.m., prevailing time, on Tuesday, April 13, 2004, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401. This Proxy Statement and the form of Proxy are first being sent to Shareholders on approximately March 8, 2004.

CORPORATE GOVERNANCE

        The corporation operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The corporation regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, The Nasdaq Stock Market has recently finalized changes to its corporate governance and listing requirements.

        In accordance with these latest developments and listing requirements, a majority of the members of the corporation's Board of Directors are independent, namely, Walter R. Bateman, II, LeeAnn B. Bergey, Harold A. Herr, Thomas C. Leamer, Stephanie S. Mitchell, James A. Wimmer, and William M. Yocum.

Code of Ethics

        We have also adopted a Code of Ethics for directors, officers and employees of the corporation. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics is posted on the Investor Information/Corporate Governance page of our website at www.hncbank.com. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 annual report on Form 10-K.

Proposal No. 1

Election of Class B Directors

        Nominees for election this year are:

    •
    Walter R. Bateman, II—director since 2002

    •
    LeeAnn B. Bergey—director since 1999

        Each nominee has consented to serve a 4-year term and until their successors are qualified and elected.

        The by-laws of Harleysville National Corporation provide that the Board of Directors will not have less than 5 members or more than 25 members. The Board of Directors is divided into 4 classes. Each class is elected for a 4-year term. The Board of Directors has authority to fix the number of directors in each class and the authority to change that number at any time. No person may be elected to serve as a director who is not of legal age. No person over 72 may serve as a director. The Board of Directors has fixed the number of Board members at 8 with 2 directors in each of Classes A, B, C and D. Section 11.1 of the by-laws requires that a majority of the remaining members of the Board of Directors select and appoint directors to fill vacancies, even if the number of remaining members is less than a quorum. Each person who is appointed in this manner serves as a director until the expiration of the term of office of the class of directors to which he or she was appointed.

        The Board of Directors recommends a vote FOR the election of these Class B Directors.

Proposal No. 2

PROPOSAL TO ADOPT
THE HARLEYSVILLE NATIONAL CORPORATION
2004 OMNIBUS STOCK INCENTIVE PLAN

Background

        The Board of Directors believes that stock compensation plans constitute an important part of our compensation programs. Stock plans encourage qualified individuals to remain with our company. Accordingly, the Board of Directors has adopted a 2004 Omnibus Stock Incentive Plan, subject to shareholder approval.

        Shareholders have previously authorized grants of options to key employees and directors under the1993 and 1998 Stock Incentive Plans and the 1998 Independent Directors Stock Option Plan. The plans have -0-, 159,796, and 139,078 shares, respectively, available for award. Certain previously granted options remain unexercised under the plans. Therefore, to increase shares available for award, to update the plans, add flexibility to the corporation's stock compensation program and to permit a broader range of vehicles (restricted stock and stock appreciation rights), subject to shareholder approval, Harleysville has adopted the proposed plan.

        The plan is designed to improve the performance of the corporation and its subsidiaries and, by doing so, to serve the interests of the shareholders. Continuing to encourage ownership of corporation shares among those who play significant roles in our success by increasing the compensation and award vehicles available to the committee, we will continue to align the interests of our directors and our employees with those of our shareholders by relating capital accumulation to increases in shareholder value. Moreover, the plan should have a positive effect on the corporation's ability to attract, motivate and retain directors and employees of outstanding leadership and management ability.

        The principal features of the plan are described below. We have attached a copy of the proposed plan for your review.

General Information

        The corporation's Board of Directors adopted the plan on February 12, 2004. The plan authorizes the corporation to award qualified stock options (options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (ISOs)), non-qualified stock options (options not qualified under Code Section 422 referred to as (NQSOs)), to purchase shares of common stock, restricted stock and stock appreciation rights (SARS). The plan is designed to further our success by making shares of the common stock available to the Board and to eligible employees, or certain affiliated companies, thereby providing an additional incentive to these persons to continue their relationship with the corporation, or an affiliate, and to give these persons a greater interest in our success.

        Initially, an aggregate of 1,000,000 authorized shares will be available for issuance under the plan. This number is subject to adjustment, as described in the plan.

        The plan is not subject to the Employee Retirement Income Security Act of 1974 and is not qualified under Code Section 401(a), which relates to qualification of certain pension, profit sharing and stock bonus plans.

Administration of Plan

        The plan is administered by a committee appointed by the Board consisting of at least two non-employee directors. The Board may from time to time remove members from the committee and appoint their successors. Subject to the terms and conditions of the plan document and subject to Board approval (where required by the plan), the committee has discretionary authority to:

  •
  determine the individuals to receive grants, herein referred to as awards, of NQSOs, ISOs, and Restricted Stock and SARS; the times when awards shall be granted; in the case of stock options, the number of shares to be subject to each option, the option exercise price, the option period, the time or times when each option shall be exercisable and whether an option is to be a NQSO or an ISO; and in the case of restricted stock, similar relevant terms and conditions applicable thereto;

  •
  interpret the plan;

  •
  prescribe, amend and rescind rules and regulations relating to the plan;

  •
  determine the terms and provisions (and amendments of the terms and provisions) of the agreements to be entered into between the corporation and each participant under the plan, including terms and provisions as required, in the committee's judgment to conform to any change in any applicable law or regulation and any other terms and conditions that the committee desires to establish as performance goals applicable to a particular award; and

  •
  make all other determinations the committee shall deem necessary or advisable for the plan's administration.

        Each award must be evidenced by a written agreement. The source of the shares issued pursuant to the plan are authorized but unissued shares of the common stock or issued shares that have previously been reacquired by the corporation or purchased in the open market. We anticipate that, in the ordinary course of business, awards will be granted on an annual basis, although nothing in the plan so requires.

Eligibility

        Directors, key officers and employees of the corporation or of an affiliated company, as determined by the committee, are eligible to receive awards under the plan. As of December 31, 2003, the corporation (and its affiliates) had approximately 750 employees and directors qualified to participate in the plan.

Qualified Options

        The ISOs that the committee grants to participants to purchase shares of common stock are evidenced by an option agreement. ISOs may not be granted to non-employee directors. The exercise price is not less than 100% of the fair market value of the common stock at the time of the grant, as determined by the committee in accordance with rules specified in the plan document. Except as otherwise provided in the plan document, once vested, an ISO may be exercised in whole or in part from time to time during the term of the option, which term may not extend more than ten years from the date the option is granted. The committee may impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, an ISO will vest upon the earlier of:

  •
  continuous employment of at least one year following the grant date, with pro rata vesting over a five-year period, or

  •
  the occurrence of a change in control (as described in the plan).

        Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

        The aggregate fair market value (determined at the time an ISO is granted) of the shares of common stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year is $100,000. A participant will not have any rights of a shareholder with respect to the shares of common stock subject to an ISO until the shares are paid for and issued to the participant.

        A vested ISO may be exercised by a participant only during its term and only during his or her employment, except as provided in the plan or by the committee, as the case may be.

Non-Qualified Stock Options

        The NQSOs that the committee grants to participants to purchase shares of common stock is evidenced by an option agreement that contains the terms and conditions that the committee specifies and that are not inconsistent with the terms of the plan. The exercise price of an option is the fair market value of the common stock at the time of the grant. Except as otherwise provided in the plan document, once vested, a NQSO may be exercised in whole or in part from time to time during the term of the option. The committee may impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, a NQSO will vest upon the earlier of:

  •
  six months from the grant date, with pro rata vesting over a five-year period, or

  •
  the occurrence of a change in control (as described in the Plan).

        Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

        A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a NQSO until the shares are paid for and issued to him or her.

        NQSOs granted to a participant are not assignable or transferable other than as determined by the committee or by will or the laws of descent and distribution, and during the participant's lifetime are exercisable only by the participant or his or her duly appointed legal representative.

Restricted Stock

        As in the case of the grant of NQSOs and ISOs, the grant of a restricted stock award is evidenced by an agreement that contains the terms and conditions specified by the committee. Restricted stock awards may be:

  •
  subject to a vesting schedule,

  •
  subject to the satisfaction of one or more performance goals established at the time of their grant by the committee, or

  •
  both.

        Shares of restricted stock will be issued in the name of the participant upon grant, but are retained by Harleysville until they cease to be subject to restriction.

        Except as determined by the committee and set forth in a restricted stock agreement relating to particular shares, rights with respect to restricted stock may not be assigned or transferred prior to vesting or satisfaction of applicable performance goals, or both. Deferred delivery of restricted stock, which would otherwise be distributed, may be authorized by the committee under such terms and conditions as it may determine.

Certain United States Federal Income Tax Consequences

        The following is a brief summary of the principal United States Federal income tax consequences of transactions under the Plan, based on current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person, including one who is subject to the restrictions of Section 16(b) of the 1934 Act and one who may be permitted to elect the deferred delivery of shares of common stock. In addition, this summary does not constitute tax advice, and, among other things, does not discuss state, local or foreign income tax consequences, nor does it address estate or gift tax consequences, relating to the plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the plan.

        NON-QUALIFIED STOCK OPTIONS. No taxable income is realized by a participant upon the grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock exercised over the aggregate option exercise price (the Spread). Special rules may apply to the timing and amount of income recognition for persons who are subject to the restrictions of Section 16(b) of the 1934 Act. Income and payroll taxes are required to be withheld from the participant on the amount of ordinary income resulting to the participant from the exercise of a NQSO. The Spread is generally deductible by the corporation for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Code Section 162(m), which the corporation executives have not met. (See Certain Limitations on Deductibility of Executive Compensation.) The participant's tax basis in shares of common stock acquired by exercise of a NQSO will be equal to the exercise price plus the amount taxable as ordinary income.

        Upon a sale of the shares of common stock received by a participant upon exercise of a NQSO, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. In general, the participant's holding period for shares acquired pursuant to the exercise of a NQSO begins on the date of exercise of such option.

        If a participant pays the exercise price in full or in part with shares of previously owned common stock, the exercise will not affect the tax treatment described above. With respect to the exercise, no gain or loss generally will be recognized to the participant upon the surrender of the previously owned shares to the corporation. The shares received upon exercise that are equal in number to the previously owned shares tendered will have the same tax basis as the previously owned shares surrendered to the corporation, and they will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. The fair market value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income and the holding period will commence on the exercise date. Shares of common stock tendered to pay applicable income and payroll taxes arising from the exercise will generate taxable income or loss equal to the difference between the tax basis of the shares and the amount of income and payroll taxes satisfied with the shares. The income or loss will normally be treated as long-term or short-term capital gain or loss depending on the holding period of the shares surrendered. Where the shares of common stock tendered to pay applicable income and payroll taxes arising from the option exercise generate a loss, the loss may not be currently deductible under the wash loss rules of the Code.

        INCENTIVE STOCK OPTIONS. No taxable income is realized by a participant upon the grant or exercise of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an

ISO and if no disqualifying disposition of the shares is made by the participant within two years after the date of grant or within one year after the receipt of the shares by the participant, then:

  •
  upon the sale of the shares, any amount realized in excess of the option exercise price will normally be taxed to the participant as a long-term capital gain, and

  •
  no deduction will be allowed to the corporation. Additionally, the Spread attributable to the exercise of an ISO will give rise to an item of tax preference, in the year of exercise that may result in alternative minimum tax liability for the participant.

        If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the disposition would be a disqualifying disposition, and generally:

  •
  the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price thereof, and

  •
  the corporation will be entitled to deduct the amount.

        Any other gain realized by the participant on the disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the corporation.

        If a participant pays the exercise price in full or in part with previously owned shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously owned shares to the corporation, and the shares issued in replacement of the shares tendered to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously owned shares. A participant, however, would not be able to use the holding period for the previously owned shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO.

        RESTRICTED STOCK. No taxable income is realized by a participant upon the grant of a restricted stock award. Upon vesting of an award and/or satisfaction of any performance goals applicable to the award, the participant will recognize ordinary compensation income equal to the then fair market value of the released shares, less the amount (if any) paid for the restricted stock. A participant may, within 30 days after receiving a grant of restricted stock, make a Code Section 83(b) election to recognize income as of the grant date, rather than the later date that the restricted stock may be released to him or her. The factors relevant to making such an election are complex and any participant contemplating such an election should first consult with a tax advisor. In particular, a participant should be aware that such an election to recognize income will apply even if the right to the restricted stock is later forfeited or otherwise not earned.

        Income recognized with respect to the vesting in or other receipt of restricted stock is subject to income and payroll tax withholding.

Amendment, Suspension, or Termination of the Plan; Share and Award Adjustment

        The Board may terminate, amend, modify or suspend the plan at any time and from time to time to ensure that awards granted under the plan conform to any changes in the law or for any other reason the Board determines to be in the best interest of the corporation. Modifications or amendments to the plan are not required to be approved by the corporation's shareholders, except to the extent required by certain state or federal law. No termination, modification or amendment of the plan, without the consent of the participant to whom an award has previously been granted, may adversely affect the participant's rights under such award. Unless terminated earlier by the Board, the plan will terminate, and no additional awards will thereafter be granted, on the day immediately preceding the tenth anniversary of the Effective Date.

        In the event of any change in the common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination or exchange of shares, merger, consolidation or similar action, appropriate adjustment will be made to the:

  •
  number of shares of common stock authorized to be made subject to awards under the plan,

  •
  number of shares into which outstanding options may be converted upon exercise,

  •
  exercise price of outstanding options,

  •
  maximum number of awards that may be granted to any one person within a 12-month period, and

  •
  other terms as are appropriate under the circumstances. In addition, the Board may make similar changes to outstanding awards in other circumstances where the changes are deemed equitable under the circumstances.

New Plan Benefits—2004*

        The following table presents the benefits or amounts that would have been granted under the 2004 Omnibus Stock Incentive Plan had it been in effect during 2003. The table assumes that the grants would have been made on December 31, 2003. On that date, the closing price of Harleysville's common stock was $30.10 per share.

*2004 Omnibus Stock Incentive Plan

Name and Principal Position	Dollar Value	Number of Units
Walter E. Daller, Jr., President & CEO	$1,482,425	49,250
Demetra M. Takes, Vice President; President & CEO Harleysville National Bank	$180,600	6,000
Fred C. Reim, Jr. President & CEO, Security National Bank	$120,400	4,000
Thomas D. Oleksa, President & CEO, Citizens National Bank	$120,400	4,000
Clay T. Henry, Sr. Vice President, Harleysville National Bank	$30,100	1,000
Executive Officers as a Group	$2,385,425	79,250
Non-Executive Director Group (8 persons)	$1,264,200	42,000
Non-Executive Officer Employee Group (25)	$1,286,775	42,750

        The plan is not exclusive and does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR the 2004 OMNIBUS STOCK INCENTIVE PLAN. The affirmative vote of a majority of outstanding shares is required to adopt the plan. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Meeting. All proxies will be voted FOR adoption of the plan unless a shareholder specifies to the contrary on the shareholder's proxy card.

Principal Owners

        No business group or person owns more than 5% of the corporation's total outstanding shares of common stock as of February 25, 2004.

Beneficial Ownership By Officers, Directors and Nominees

        The following table indicates the amount and percentage of the corporation's total outstanding shares of common stock beneficially owned by each named officer, director and nominee for director and by all officers of the corporation and its banking subsidiaries as a group, as of February 25, 2004.

Name	Common Stock Beneficially Owned(1)	Right to Acquire within 60 days of February 25, 2004(2)	Total	Percent of Outstanding
Directors
Walter R. Bateman, II(3)	2,521	5,250	7,771	*
LeeAnn B. Bergey(4)	5,453	30,281	35,734	*
Walter E. Daller, Jr.(5)	454,506	177,807	632,313	2.58%
Harold A. Herr(6)	34,250	33,656	67,906	*
Thomas C. Leamer(7)	125	—	125	*
Stephanie S. Mitchell(8)	86,843	—	86,843	*
James A. Wimmer(9)	708,264	11,946	720,210	2.93%
William M. Yocum(10)	96,145	33,656	129,801	*
Other Officers
Demetra M. Takes(11)	51,675	56,208	107,883	*
Fred C. Reim, Jr.	3,718	47,808	51,526	*
Thomas D. Oleksa	2,934	53,058	55,992	*
Clay T. Henry	103	20,758	20,861	*
All Officers and Directors as a Group (19 persons)	1,508,250	576,132	2,084,382	8.49	(12)

*
Less than one percent (1%) unless otherwise indicated.

(1)
Includes shares for which the named person:

  •
  has sole voting and investment power,

  •
  has shared voting and investment power with a spouse.

(2)
Shares that may be acquired upon the exercise of vested stock options through April 25, 2004.

(3)
Class B Director whose term expires in 2004 and a nominee for Class B Director whose term will expire in 2008. Ownership includes 385 shares held solely by Mr. Bateman's spouse.

(4)
Class B Director whose term expires in 2004 and a nominee for Class B Director whose term will expire in 2008.

(5)
Class D Director whose term expires in 2006. Ownership includes 35,703 shares held solely by Mr. Daller's spouse.

(6)
Class A Director whose term expires in 2007.

(7)
Class D Director whose term expires in 2006.

(8)
Class A Director whose term expires in 2007. Ownership includes the following:

  •
  13,728 shares held by Ms. Mitchell's spouse,

  •
  37,500 shares held by her company, and

  •
  2,750 shares held by a trust for which Ms. Mitchell acts as Co-Trustee.

(9)
Class C Director whose term expires in 2005. Ownership includes the following:

  •
  535,318 s hares held solely by Mr. Wimmer's spouse, and

  •
  13,725 shares held by a trust for which Mr. Wimmer acts as Co-Trustee.

(10)
Class C Director whose term expires in 2005.

(11)
Includes 4,616 shares held solely by parent living in officer's home.

(12)
The percent of class assumes the exercise of all outstanding options issued to directors, employee directors, and officers and, therefore, on a pro forma basis, 24,547,138 common stock outstanding.

INFORMATION CONCERNING DIRECTORS

        Former Class A Director Henry M. Pollak retired on September 15, 2003. Former Class B Director Palmer E. Retzlaff retired on August 21, 2003. Mr. Pollak and Mr. Retzlaff were members of the Audit Committee until the time of their retirement. The corporation's Board of Directors has appointed Mr. Pollak and Mr. Retzlaff as Directors Emeriti for a term of 1 year.

        Two directors will be elected at the Annual Meeting to serve as Class B Directors for a 4-year term expiring in the year 2008.

Name	Age	Principal Occupation for Past Five Years and Position Held with the Corporation	Director of Corporation Since
Current Class A Directors To Serve Until 2007
Harold A. Herr	56	Partner — Albert S. Herr & Sons, Real Estate Development; Director of Harleysville National Bank	1987
Stephanie S. Mitchell	55	Secretary — R. C. Smith Industries; Secretary/Treasurer — Cole Candy & Tobacco Co., Inc.; Director of Security National Bank	2002
Class B Directors To Serve Until 2004 (nominees For Class B Director To Serve Until 2008)
Walter R. Bateman, II	56	Retired President — Harleysville Mutual Insurance Company; Director of Harleysville National Bank	2002
LeeAnn B. Bergey	50	President — Bergey's Leasing Associates, a full-service truck leasing and rental company; Director of Harleysville National Bank	1999
Class C Directors To Serve Until 2005
James A. Wimmer	63	Attorney-at-Law — Philip & Wimmer; Director of Citizens National Bank	2000
William M. Yocum	69	President — W. M. Yocum Machine Company; Director of Harleysville National Bank	1984
Class D Directors To Serve Until 2006
Walter E. Daller, Jr.	64	Chairman of the Board, President and Chief Executive Officer of the corporation; Chairman of Harleysville; Director of Citizens National Bank; and Director of Security National Bank	1977
Thomas C. Leamer	62	President — Delaware Valley College; Director of Harleysville National Bank	2003

Meetings and Committees of the Board of Directors

Board Member	Attended 2003 Annual Meeting	Corporate Board	Audit	Compensation	Executive	Nominating
W. R. Bateman, II	X	X	X		X
L. B. Bergey	X	X	X		X	X
W. E. Daller, Jr.	X	X			X	X
H. A. Herr	X	X		X	X	X
T. C. Leamer	X	X	X
S. S. Mitchell	X	X		X
H. M. Pollak[1]	X	X	X
P. E. Retzlaff[2]	X	X	X		X
J. A. Wimmer	X	X
W. M. Yocum	X	X		X	X	X
Meetings Held in 2003		9	5	2	5	1

1
Retired September 15, 2003

2
Retired August 21, 2003

•
Audit Committee:

  The Audit Committee held 5 meetings during fiscal year 2003. All members of the committee are non-executive, independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards) and possess the required level of financial literacy. Each is free from any relationship that would interfere with the exercise of his or her independent judgment.

  The SEC recently adopted a rule requiring disclosure concerning the presence of at least one "audit committee financial expert" (a newly defined term) on the audit committee. Additionally, at least one member of the committee must meet the current standard of requisite financial management expertise as required by NASDAQ.

  During 2003, Palmer E. Retzlaff was the committee's financial expert, as defined, and chaired the committee until his retirement on August 21, 2003, whereupon Walter R. Bateman, II assumed the position of chairman and financial expert. Other members of the committee include independent directors LeeAnn B. Bergey and Thomas C. Leamer. Henry M. Pollak was a member until his retirement on September 15, 2003.

  The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter appears as Exhibit A to this proxy statement and is available on the Investor Information/Corporate Governance page of our website at www.hncbank.com.

  The Audit Committee has established a Pre-Approval Policy which describes the audit, audit-related, tax and all other services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Generally, the term of any pre-approval is 12 months from the date of pre-approval. The list of pre-approved services is periodically reviewed and revised based on subsequent determinations.

  Grant Thornton LLP, the corporation's independent auditors, reports directly to the Audit Committee.

  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

  The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting to the Audit Committee. The policy is also available on the Investor Information/Corporate Governance page of our website at www.hncbank.com.

  •
  Compensation Committee:

  Administers executive compensation programs, policies and practices. Acts in an advisory role on employee compensation. All members of this committee meet the appropriate tests for independence. The members are Harold A. Herr, Chairman, William M. Yocum and Stephanie S. Mitchell. The committee met twice during 2003.

  •
  Executive Committee:

  Members of the Executive Committee were Walter E. Daller, Jr., Chairman, Walter R. Bateman, II, LeeAnn B. Bergey, Harold A. Herr, and William M. Yocum. Palmer E. Retzlaff, Director Emeritus, was a member until his retirement on August 21, 2004. The committee met 5 times during 2003.

  •
  Nominating Committee:

  Members of the committee include William M. Yocum, Chairman, Harold A. Herr and LeeAnn B. Bergey, each of whom is a non-employee director. All members of the committee are independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards.) The committee met once during 2003. The principal duties of the committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the corporation and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates.

  In assessing potential directors for our Board, we look for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. A director candidate should also have demonstrated superior performance or accomplishments in his or her professional undertakings.

  The Nominating Committee operates under a formal charter that governs its duties and standards of performance. The charter appears on the Investor Information/Corporate Governance page of our website at www.hncbank.com.

        The members of the Board of Directors of the corporation also serve as the members of the Board of Directors of The Harleysville National Bank and Trust Company, with the exception of Mr. Wimmer and Ms. Mitchell. During 2003, the corporation held 9 regular monthly board meetings, the annual meeting and the annual reorganization meeting. All of the directors attended at least 75% of the meetings of the Boards of Directors of the corporation and the bank and of the committees of which they were members.

        The corporation has no specific policy requiring directors to attend the Annual Meeting of Shareholders. However, criteria for determining the percentage of all meetings attended by each director include their attendance at the annual meeting. All members of the Board of Directors were present at the 2003 Annual Meeting of Shareholders.

Compensation of Directors

        Directors of the corporation do not receive a fee for meetings attended, with the exception of Mr. Wimmer and Ms. Mitchell, who each receive one-half of the annual retainer fee and one-half of the meeting fee paid to Directors of The Harleysville National Bank and Trust Company for each meeting of the corporation attended. These reduced fees are paid to Mr. Wimmer and Ms. Mitchell in recognition of the time and travel necessary to attend the meetings of the corporation. Directors were not compensated for committee meetings of less than 15 minutes in duration or for committee meetings held prior to a board meeting. Historically, the corporation holds fewer meetings than each of its banking subsidiaries. In 2003, Directors of The Harleysville National Bank and Trust Company received $136,308, in the aggregate. This compensation included the following:

  •
  $500 for each Board meeting attended,

  •
  $385 for each Board committee meeting attended,

  •
  an annual retainer of $8,750,

  •
  an annual retainer of $1,250 to committee chairpersons, and

  •
  a bonus of $3,050.

        The corporation maintains deferred compensation plans for its directors. In the past, certain directors elected to defer, with interest, all or part of their compensation for future distribution. Under the terms of the plan, benefits can be paid out to the respective directors over a 10-year period. Should the director die before age 70 or before receiving all of the benefits, the remaining benefit would be paid to his or her beneficiary until age 70 or for ten years, whichever is greater. This plan is an unfunded plan, which is subject to substantial risk of forfeiture, and the director is not deemed vested in the plan, according to the terms of the plan.

1998 Independent Directors Stock Option Plan

        The corporation maintains a stock option plan to advance the development, growth and financial condition of the corporation and its subsidiaries; and, to secure, retain and motivate non-employee directors. During 2003, there were 42,000 shares granted under the plan. As of December 31, 2003, a total of 139,078 shares remained available for grant under the plan, reflecting adjustment for a 5 for 4 stock split paid as a stock dividend on September 15, 2003. There were 48,241 options exercised under the plan during 2003. On January 2, 2004, each non-employee director was granted 5,250 options; 36,750 were granted, in the aggregate.

Executive Compensation

        Information concerning annual and long-term compensation for services in all capacities to the corporation is shown below for the fiscal years ending December 31, 2003, 2002, and 2001, for those individuals who served as the corporation's Chief Executive Officer, and were executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 at December 31, 2003.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary	Bonus	Other	Restricted Stock	Options (Shares)[1]	LTIP Payouts	All Other Compensation[2]
		($)	($)	($)	(#)	($)	($)
Walter E. Daller, Jr. Chairman, President and CEO; Chairman, Harleysville National Bank	2003 2002 2001	445,000 430,000 410,000	320,000 285,000 270,000	— — —	— — —	49,250 10,000 —	— — —	816,495 762,989 713,168
Demetra M. Takes Vice President; President and CEO, Harleysville National Bank	2003 2002 2001	265,000 254,000 239,000	107,500 105,000 95,000	— — —	— — —	6,000 — —	— — —	95,514 88,726 82,564
Fred C. Reim, Jr. President and CEO, Security National Bank	2003 2002 2001	160,000 153,000 145,600	39,750 38,250 33,500	— — —	— — —	4,000 — —	— — —	26,319 24,701 23,163
Thomas D. Oleksa President and CEO, Citizens National Bank	2003 2002 2001	160,000 150,000 140,000	47,000 45,000 42,000	— — —	— — —	4,000 — —	— — —	33,054 30,905 28,816
Clay T. Henry Sr. Vice President, Harleysville National Bank	2003 2002 2001	147,400 143,100 135,000	30,000 33,750 33,750	— — —	— — —	1,000 — —	— — —	4,424 4,293 3,505

1
Options (shares) granted in 2001 have been adjusted to reflect all stock dividends paid since the date of grant, including the 5 for 4 stock split paid as a stock dividend on September 15, 2003.

2
Major components of All Other Compensation include:

	Deferred Compensation Plan	Supplemental Executive Retirement Plan	Harleysville's 401(k) Plan Contribution
Walter E. Daller, Jr.
2003	6.900	802,595	7,000
2002	6,900	750,089	6,000
2001	6,900	701,018	5,250
Demetra M. Takes
2003	—	88,516	6,998
2002	—	82,726	6,000
2001	—	77,314	5,250
Fred C. Reim, Jr.
2003	—	21,519	4,800
2002	—	20,111	4,590
2001	—	18,795	4,368
Thomas D. Oleksa
2003	—	28,254	4,800
2002	—	26,405	4,500
2001	—	24,678	4,138
Clay T. Henry
2003	—	—	4,424
2002	—	—	4,293
2001	—	—	3,505

Executive Employment Agreement

        In 1998, the corporation and/or The Harleysville National Bank and Trust Company, and/or Security National Bank, and/or Citizens National Bank entered into employment agreements with certain key executives.

        The corporation and The Harleysville National Bank and Trust Company entered into an employment agreement with Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of the corporation and, currently, Chairman of the bank. The agreement is for a term of 5 years. The term renews automatically at the end of the five-year period for an additional three-year term. The employment agreement renews automatically at the end of the three-year extension for additional one-year terms. The corporation and the bank must provide written notice to Mr. Daller of non-renewal prior to the automatic extension dates if they do not want the agreement to automatically renew. The agreement specifies Mr. Daller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

        Under the terms of his employment agreement, Mr. Daller serves as the Chairman, President and Chief Executive Officer of the corporation and Chairman of The Harleysville National Bank and Trust Company. Mr. Daller was entitled to an annual direct salary of $340,000 for 1998 and $357,000 in 1999. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the corporation and the bank may pay a periodic bonus to Mr. Daller. Effective January 1, 1999, Mr. Daller was not entitled to receive director's fees or other compensation for serving on the corporation's and the bank's Boards of Directors or committees. Mr. Daller is also entitled to receive employee benefits made available by The Harleysville National Bank and Trust Company to its employees and to the use of an automobile.

        If the corporation terminates Mr. Daller's employment for cause, then his rights under the agreement terminate as of the effective date of his termination. If Mr. Daller terminates his employment for good reason, then he is entitled to an amount equal to the balance of his "Agreed Compensation" for the then remaining employment period or 2.99 times his "Agreed Compensation," whichever is greater. Mr. Daller's rights under the agreement terminate automatically upon his disability; except, however, that Mr. Daller will receive an amount equal to and no greater than 70% of his "Agreed Compensation" until the earliest to occur of his return to work, his attainment of age 65 or his death. Mr. Daller's rights under the agreement terminate upon his death and the corporation and The Harleysville National Bank and Trust Company will pay 2.99 times his annual base salary to his designated beneficiary. If Mr. Daller retires prior to the expiration of the agreement, the corporation and the bank will pay Mr. Daller a lump sum of 1.5 times his "Agreed Compensation." If Mr. Daller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to no greater than 2.99 times his "Agreed Compensation." In addition, Mr. Daller has certain rights to continuation of his life, disability, medical insurance, and other normal health and welfare benefits.

        In 1998, the corporation also entered into employment agreements with:

  •
  Demetra M. Takes, President and Chief Executive Officer,
  The Harleysville National Bank and Trust Company

  •
  Fred C. Reim, Jr., President and Chief Executive Officer,
  Security National Bank

  •
  Thomas D. Oleksa, President and Chief Executive Officer,
  Citizens National Bank

        These employment agreements are similar to Walter E. Daller, Jr.'s agreement, except that the term is for 3 years and renews automatically at the end of the three-year period for additional one-year terms.

Options/SAR Grants

        Stock options were granted to executive officers during the fiscal year ended December 31, 2003. All options were granted under the 1998 Stock Incentive Plan.

Option/SAR Grants in Last Fiscal Year

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Options Term
Name and Principal Position	No. of Securities Underlying Options Granted		Percent of Total Options Granted to Employees	Exercise or Base Price ($/Sh)	Market Price on Grant Date	Expiration Date	0% ($)	5% ($)	10% ($)
Walter E. Daller, Jr. President and CEO, Chairman, Harleysville National Bank	49,250	2&3	30.03%	$31.69	$31.69	12/30/13	0	$981,536	$2,487,405
Demetra M. Takes Vice President; President and CEO, Harleysville National Bank	6,000	2&4	3.66%	$31.69	$31.69	12/30/13	0	$119,578	$303,035
Fred C. Reim, Jr. President and CEO Security National Bank	4,000	2&4	2.44%	$31.69	$31.69	12/30/13	0	$79,718	$202,023
Thomas D. Oleksa President and CEO Citizens National Bank	4,000	2&4	2.44%	$31.69	$31.69	12/30/13	0	$79,718	$202,023
Clay T. Henry Sr. Vice President Harleysville National Bank	1,000	[5]	..61%	$31.69	$31.69	12/30/13	0	$19,930	$50,506

1
Fair market value of underlying securities based on the closing price of the corporation's common shares on the NASDAQ Stock Exchange on the date of grant, December 30, 2003.

2
Includes Incentive and Non-Qualified Stock Options.

3
Vesting schedule is 100% after 6 months.

4
Vesting schedule is 20% over 5 years from date of grant.

5
Vesting schedule is 50% over 2 years from date of grant.

Aggregated Option Exercises and Fiscal Year-End Values

        The following table shows information about all exercises of stock options by the named officers during the last fiscal year as well as the fiscal year-end option values for each named executive officer under the 1993 Stock Incentive Plan and under the 1998 Stock Incentive Plan and held by them at December 31, 2003. The options and information shown in the table have been adjusted to reflect a 5 for 4 stock split paid as a stock dividend on September 15, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name and Principal Position	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/at FY-End Exercisable/Unexercisable	Value of Unexercised In-the-money Options/at FY-End[1] Exercisable/Unexercisable
	(#)	($)	(#)[2]	($)
Walter E. Daller, Jr. Chairman, President and CEO; Chairman, Harleysville National Bank	—	—	177,807/49,250	3,317,766/0
Demetra M. Takes Vice President; President and CEO, Harleysville National Bank	—	—	56,208/33,827	1,075,465/543,322
Fred C. Reim, Jr. President and CEO, Security National Bank	—	—	47,808/29,727	919,435/502,320
Thomas D. Oleksa President and CEO, Citizens National Bank	—	—	53,058/29,727	1,013,962/502,320
Clay T. Henry Sr. Vice President, Harleysville National Bank	—	—	20,758/13,076	369,001/235,784

1
Market value of underlying securities based on the average of the closing bid and ask prices of the corporation's common shares as quoted on NASDAQ Online on the last trading day of year 2003, December 31, 2003, minus the exercise price.

2
Includes shares granted under the 1993 Stock Incentive Plan and the 1998 Stock Incentive Plan.

Pension Plan

        The corporation maintains a non-contributory funded pension plan for all full-time employees of its banking subsidiaries over age 21, who have completed 1 year of service. Annual benefits to eligible retired employees at age 65 or, if later, the 5th anniversary of the first day of the plan year in which they began to participate in the plan, are provided according to the following formula:

          The product of (A) and (B), where

    (A)
    is the sum of:

    (i)
    .65% of average compensation, plus

    (ii)
    .60%, (.56% or .52% for participants whose social security retirement age is 66 or 67, respectively) of average compensation above the covered compensation level of an individual attaining the social security retirement age in the current plan year; and

    (B)
    is the participant's years of service as of his normal retirement date, but not in excess of 25 years.

        Average compensation is the average of the highest 5 consecutive salaries, excluding bonuses, during the last 10 years of employment. Compensation for pension purposes is limited to $200,000 (for calendar year 2002 the compensation limit was $200,000; for calendar years 2001 and 2000 the compensation limit was $170,000; for calendar years 1999, 1998, and 1997 the compensation limit was $160,000; for 1996 and earlier, the compensation limit was $150,000) as required under federal pension law. Total contributions by Harleysville to the pension plan for the years ending December 31, 2003, 2002, 2001, and 2000, were $1,000,000, $800,000, $467,623, and $0, respectively.

        The following table shows the estimated annual retirement benefit payable according to the pension plan to an officer currently age 65 for his lifetime. The table does not reflect any limitations on benefits to participants that may apply under the Internal Revenue Code. Benefits listed in the following table are integrated with Social Security.

Average Annual Earnings	10 Years of Service	15 Years of Service	20 Years of Service	25 Years of Service	30 Years of Service
$75,000	$7,008	$10,513	$14,017	$17,521	$17,521
100,000	10,133	15,200	20,267	25,333	25,333
125,000	13,258	19,888	26,517	33,146	33,146
150,000	16,383	24,575	32,767	40,958	40,958
175,000	19,508	29,263	39,017	48,771	48,771
200,000	22,633	33,950	45,267	56,583	56,583

        Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation, has 25 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2003, is $180,000.

        Demetra M. Takes, President and Chief Executive Officer of The Harleysville National Bank and Trust Company, has 25 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2003, is $180,000.

        Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank, has 10 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2003, is $145,465.

        Thomas D. Oleksa, President and Chief Executive Officer of Citizens National Bank, has 13 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2003, is $133,550.

        Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, has 6 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2003, is $136,020.

401(k) Plan

        The corporation maintains a 401(k) plan. It is a tax-exempt profit-sharing plan, qualified under 401(k) of the Internal Revenue Code. All employees are eligible to participate on the first day of the calendar quarter following six months of service, if they are 21 years of age, and they may contribute a maximum up to IRS dollar limit of their salary on a pre-tax basis, with a 50% employer match, up to a maximum of 3% of salary. The funds in the 401(k) plan are managed by an independent investment manager. Distributions are made upon normal retirement at age 65, early retirement at age 55 with a minimum of 15 years of service, or upon disability, death, termination or hardship. A participant may elect distributions in a lump sum, in installments or as an annuity for life.

Supplemental Executive Retirement Plan for Walter E. Daller, Jr.

        The Harleysville National Bank and Trust Company maintains a Supplemental Executive Retirement Plan for Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation. The plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to 70% of his annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of 10 years. There is a pre-retirement death benefit, payable for 10 years, of 100% of the annual base salary for the first year, and 70% of the annual base salary for the next 9 years.

        The following table shows the estimated annual retirement benefit payable according to the Supplemental Executive Retirement Plan to Walter E. Daller, Jr. under the Plan:

Base Salary	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
$100,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000
125,000	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500
150,000	105,000	105,000	105,000	105,000	105,000	105,000	105,000	105,000	105,000	105,000
175,000	122,500	122,500	122,500	122,500	122,500	122,500	122,500	122,500	122,500	122,500
200,000	140,000	140,000	140,000	140,000	140,000	140,000	140,000	140,000	140,000	140,000
225,000	157,500	157,500	157,500	157,500	157,500	157,500	157,500	157,500	157,500	157,500
250,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000
275,000	192,500	192,500	192,500	192,500	192,500	192,500	192,500	192,500	192,500	192,500
300,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
325,000	227,500	227,500	227,500	227,500	227,500	227,500	227,500	227,500	227,500	227,500
350,000	245,000	245,000	245,000	245,000	245,000	245,000	245,000	245,000	245,000	245,000
375,000	262,500	262,500	262,500	262,500	262,500	262,500	262,500	262,500	262,500	262,500
400,000	280,000	280,000	280,000	280,000	280,000	280,000	280,000	280,000	280,000	280,000
425,000	297,500	297,500	297,500	297,500	297,500	297,500	297,500	297,500	297,500	297,500
450,000	315,000	315,000	315,000	315,000	315,000	315,000	315,000	315,000	315,000	315,000

        Salary upon which benefits would be calculated at December 31, 2003, under the Supplemental Executive Retirement Plan is $445,000 for Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation and Chairman of The Harleysville National Bank and Trust Company; credited coverage under the plan is 24 years.

Supplemental Executive Retirement Plan

        The Harleysville National Bank and Trust Company maintains a Supplemental Executive Retirement Plan for certain officers and key employees of the banking subsidiaries. The plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to 50% of their annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of 10 years. There is a pre-retirement death benefit, payable for 10 years, of 100% of the annual base salary for the first year, and 50% of the annual base salary for the next 9 years.

        The following table shows the estimated annual retirement benefit payable according to the Supplemental Executive Retirement Plan to an employee covered under the Plan:

Base Salary	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
$100,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
125,000	62,500	62,500	62,500	62,500	62,500	62,500	62,500	62,500	62,500	62,500
150,000	75,000	75,000	75,000	75,000	75,000	75,000	75,000	75,000	75,000	75,000
175,000	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500	87,500
200,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
225,000	112,500	112,500	112,500	112,500	112,500	112,500	112,500	112,500	112,500	112,500
250,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
275,000	137,500	137,500	137,500	137,500	137,500	137,500	137,500	137,500	137,500	137,500
300,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
325,000	162,500	162,500	162,500	162,500	162,500	162,500	162,500	162,500	162,500	162,500
350,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000
375,000	187,500	187,500	187,500	187,500	187,500	187,500	187,500	187,500	187,500	187,500
400,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000
425,000	212,500	212,500	212,500	212,500	212,500	212,500	212,500	212,500	212,500	212,500
450,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000

        Salary upon which benefits would be calculated at December 31, 2003, under the Supplemental Executive Retirement Plan is $265,000 for Demetra M. Takes, Vice President of Halreysville National Corporation and President and Chief Executive Officer of The Harleysville National Bank and Trust Company; credited coverage under the plan is 13 years.

        Salary upon which benefits would be calculated at December 31, 2003, under the Supplemental Executive Retirement Plan is $160,000 for Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank; credited coverage under the plan is 10 years.

        Salary upon which benefits would be calculated at December 31, 2003, under the Supplemental Executive Retirement Plan is $160,000 for Thomas D. Oleksa, President and Chief Executive Officer of Citizens National Bank; credited coverage under the plan is 12 years.

        Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, may become eligible to participate in the plan following 5 years of service.

Equity Compensation Plan Information

        The following table provides information about our shares of common stock that may be issued under our existing equity compensation plans as of December 31, 2003.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS EXCLUDING SECURITIES REFLECTED IN COLUMN (A)
	(A)(#)	(B)($)	(C)(#)
Equity Compensation Plans Approved by Stockholders	1,639,008[1]	$12.89 per share	298,874
Equity Compensation Plans Not Approved by Stockholders	-0-[2]	-0-	20,576
TOTAL	1,639,008	$12.89 per share	319,450

1
Includes shares issued under the corporation's 1993 and 1998 Stock Incentive Plans and 1998 Independent Director's Stock Option Plan.

2
December 13, 1996, the Board of Directors authorized the registration of 60,775 shares of common stock for issuance under the HNC Employee Stock Bonus Plan. On December 24, 1996, in celebration of the company reaching $1 billion in total assets, 36,006 shares were issued to full and part-time employees of the corporation's three banking subsidiaries. Annually, shares under this Plan are awarded to employees in recognition of exemplary service during the calendar year. When awarded, the value of shares is based on the closing price of HNBC common stock as of the close of business on the last business day of the most recently completed calendar quarter. Registered shares and available shares under the Plan reflect adjustment for stock dividends.

1993 Stock Incentive Plan

        The corporation maintains the 1993 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

        A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. No stock options remain available for grant under the 1993 Stock Incentive Plan. During 2003, 4,641 options were exercised under this plan. There are 136,336 options outstanding under the plan. All shares have been adjusted to reflect a 5 for 4 stock split paid as a stock dividend on September 15, 2003.

1998 Stock Incentive Plan

        The corporation maintains the 1998 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

        A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. 159,796 stock options remain available for grant under the 1998 Stock Incentive Plan. During 2003, 122,000 stock options were granted and 119,544 options were exercised under this plan. All shares have been adjusted to reflect a 5 for 4 stock split paid as a stock dividend on September 15, 2003.

Harleysville National Corporation Stock Bonus Plan

        The corporation maintains the Harleysville National Corporation Stock Bonus Plan to recognize employees who have:

  •
  a strong interest in the successful operation of the business;

  •
  loyalty to the corporation and banking subsidiaries; and

  •
  visible evidence of increased efficiency.

        The Stock Bonus Plan is administered by the Compensation Committee of the corporation. The committee annually determines, in its sole discretion, the amount of shares the corporation awards.

        The corporation awarded 322 shares on April 1, 2003, to certain employees for exemplary service throughout 2002. As of December 31, 2003, a total of 20,576 shares remained available for awards under the plan. The shares authorized and awarded under this plan have been adjusted to reflect a 5 for 4 stock split paid as a stock dividend on September 15, 2003.

Certain Transactions

        There have been no material transactions between any director or executive officer of the corporation or any of their associates and the corporation, nor are any such material transactions proposed. The corporation has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the corporation and its banking subsidiaries and their associates on comparable terms and with similar interest rates as those prevailing, from time to time, for other customers of its banking subsidiaries. Total loans outstanding from the corporation at December 31, 2003, to the corporation's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $21,038,169, or approximately 9.27% of the total equity capital of the corporation. Loans to such persons were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Total interest paid by the banks during 2003 on deposits held by such persons was $73,224.

REPORT OF THE COMPENSATION COMMITTEE

        The Board of Directors of the corporation is responsible for governance of the corporation and its banking subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of our shareholders, customers and the communities served by the corporation and its banking subsidiaries. To accomplish the strategic goals and objectives of the corporation, the Board of Directors employs competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The wholly-owned banking subsidiaries of the corporation provide compensation to the respective employees of the corporation and its banking subsidiaries.

        The basic philosophy of the corporation's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation committee, comprised of 3 outside directors whose names appear at the end of this report, administers the compensation program. The objectives of the committee are to establish:

  •
  a fair compensation policy to govern executive officers' base salaries, and

  •
  incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the corporation.

        Management believes that this will result in:

  •
  improved profitability;

  •
  increased dividends to our shareholders; and

  •
  subsequent appreciation in the market value of shares of the corporation's common stock.

        Annually, the Board of Directors reviews and approves the compensation of the corporation's and its banking subsidiaries' top executives. The top executives, whose compensation is determined by the committee, include the chief executive officer, the president, executive vice presidents and all senior vice presidents. As a guideline for review in determining appropriate compensation, the committee considers:

  •
  various resource materials, and

  •
  the corporation's earnings and overall performance relative to various peer groups both in the short term and long term.

        This peer group of banks with assets over $1 billion is different than the peer group used for the Shareholder Return Performance Graph. The principal resources used for peer group comparisons are:

  •
  2003 edition of the annual SNL Executive Compensation Review of Commercial Banks, and

  •
  2003 edition of the L. R. Webber Associates Salary/Benefits Survey of the Pennsylvania Financial Services Industry.

        The peer group on the "Shareholder Return Performance Graph" includes bank holding companies and banks listed on NASDAQ that may not be located in Pennsylvania.

        The compensation committee does not deem Section 162 (m) of the Internal Revenue Code to be applicable to the corporation at this time. The compensation committee intends to monitor the future application of Section 162 (m) of the Internal Revenue Code to the compensation paid to its executives, officers and, in the event that this section becomes applicable, the compensation committee intends to amend the corporation's compensation plans to preserve the deductibility of compensation payable under the plans.

Chief Executive Officer Compensation

        The Board of Directors has determined that the compensation of the chief executive officer, as increased by 5.0% over 2003 compensation of $445,000, is appropriate in light of the following 2003 performance accomplishments as of December 31, 2003:

  •
  a 7.30% increase in net income

  •
  a 16.29% return on equity

  •
  a    .81% increase in assets

  •
  a 1.43% return on assets

  •
  a 16.00% increase in shareholder dividends

        There is, however, no direct correlation between the chief executive officer's compensation, the chief executive officer's increase in compensation and any of the above criteria, nor is there any specific weight given by the committee to any of the above individual criteria. The increase in the chief executive officer's compensation is based on the committee's subjective determination after review of all information, including the above, that it deems relevant.

Executive Officers

        The Board of Directors has established that the compensation of the executive officers of the corporation and its banking subsidiaries will increase by 3.72% over 2003 compensation of $3,297,215 in the aggregate. Compensation increases were determined by the committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by:

  •
  earnings

  •
  revenues

  •
  return on assets

  •
  return on equity

  •
  market share

  •
  total assets

  •
  non-performing loans

        Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, as it deems relevant.

        In addition to base salary, executive officers of the corporation and its banking subsidiaries may participate currently in the following annual and long-term incentive plans:

  •
  Pension Plan

  •
  401(k) Plan

  •
  Non-qualified Supplemental Retirement Benefit Plan

  •
  1993 Stock Incentive Plan

  •
  1998 Stock Incentive Plan

        Total compensation opportunities available to the employees of the corporation and its banking subsidiaries are influenced by:

  •
  general labor market conditions

  •
  the individual's specific responsibilities

  •
  the individual's contributions to our success

        Individuals are reviewed annually on a calendar year basis. The corporation strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

COMPENSATION COMMITTEE Harold A. Herr, Chairman Stephanie S. Mitchell William M. Yocum

Compensation Committee Interlocks and Insider Participation

        During 2003, no current or former officer or employee of the corporation or of any of its banking subsidiaries served on the compensation committee. In addition, none of the members of the committee had any relationship with the corporation or any of its subsidiaries that would require disclosure under Item 404 of the Securities and Exchange Commission's Regulation S-K relating to insider transactions and indebtedness of management.

REPORT OF THE AUDIT COMMITTEE

        The audit committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities. In addition, appropriate policies have been established to further strengthen disclosure procedures required under The Sarbanes-Oxley Act of 2002.

        Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

        The committee discussed with the corporation's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The committee held four meetings during fiscal year 2003 in addition to reviewing the quarterly results with the financial auditors prior to press release.

        In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2004.

AUDIT COMMITTEE Walter R. Bateman, II, Chairman LeeAnn B. Bergey Thomas C. Leamer Palmer E. Retzlaff (retired 8/21/2003) Henry M. Pollak (retired 9/15/2003)

Shareholder Return Performance Graph

        A line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index for the period of 5 fiscal years commencing January 1, 1999, and ending December 31, 2003, follows. The shareholder return shown on the graph below is not necessarily indicative of future performance.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Harleysville National Corporation

    Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

©Copyright 2004

Independent Auditors

        Grant Thornton LLP, Certified Public Accountants, of Philadelphia, Pennsylvania, served as Harleysville National Corporation's independent auditors for the 2003 fiscal year. Grant Thornton LLP assisted the corporation and its subsidiaries with:

  •
  preparation of federal and state tax returns, and

  •
  assistance in connection with regulatory matters,

        charging the banking subsidiaries for such service at its customary hourly billing rates. Aggregate fees billed to Harleysville National Corporation and subsidiaries by the independent accountants for services rendered during the fiscal year ending December 31, 2003, were as follows:

Types of Fees	2003	2002
Audit Fee:(1)	$198,115	$171,710
Audit Related Fees:(2)	$32,250	$17,600
Tax Fees:(3)	$159,277	$42,290
All Other Fees:(4)	$0	$0

TOTAL	$389,642	$231,600

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)
Audit related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2003.

(3)
Tax fees consisted principally of assistance with matters related to tax compliance and reporting.

(4)
All other fees in 2003 consisted principally of project management assistance in the development of a management services company.

        These services were approved by the corporation's Audit Committee after due consideration of the effect of the performance thereof on the independence of the auditors.

        The Audit Committee has approved and appointed Grant Thornton LLP, Certified Public Accountants, as the corporation's auditors for the fiscal year ending December 31, 2004. The Board of Directors of Harleysville National Corporation has ratified this appointment. Grant Thornton LLP has advised the corporation that none of its members has any financial interests in Harleysville National Corporation.

        Representatives of Grant Thornton LLP will be present at the annual meeting. They will be given the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions after the meeting.

Compliance With Section 16(a) Reporting

        The rules of the Securities and Exchange Commission require that the corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and executive officers. To the best of the corporation's knowledge, there were no delinquent Form 4 filings during 2003.

Electronic Distribution

        You may choose to receive future distributions of Harleysville's material (quarterly reports, proxy statements, annual reports, etc.) via E-MAIL. Registered shareholders may go to website www.amstock.com to enroll. You will be asked to enter the company number and your ten digit account number. If your shares are held by a broker, please follow the broker instructions to receive Harleysville's material electronically or you may go to www.hncbank.com, select Investor Information and click on "E-Mail Notification" from the list at the top of the page. After appropriately completing and submitting the form, you will be notified each time new information is released and becomes available on this website. You will be able to view the documents by clicking on "Documents" and following instructions, as prompted.

Householding

        We have adopted a new procedure approved by the SEC called "householding." Under this procedure, multiple shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

        If you wish to continue to receive multiple copies of the proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying us in writing or by telephone at: Harleysville National Corporation, ATTN: Shareholder Services, 483 Main Street, P. O. Box 195, Harleysville, PA 19438-0195 or telephone 800-423-3955. You may opt-out of householding at any time prior to thirty days before the mailing of proxy materials in March of each year by notifying us at the address above.

        If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address or telephone number.

Legal Proceedings

        In the opinion of the management of the corporation, there are no proceedings pending to which the corporation is a party or to which its property is subject, which, if determined adversely to the corporation, would be material in relation to the corporation's undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiaries. In addition, no material proceedings are pending or are known to be threatened or contemplated against the corporation by government authorities.

Annual Report

        We enclose a copy of the corporation's annual report for the fiscal year ended December 31, 2003, with this proxy statement. We furnish the annual report for your information only. We have not incorporated the annual report, or any part of the annual report, in this proxy statement. A representative of Grant Thornton LLP will attend the annual meeting and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders.

Shareholder Proposals

        Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for the 2005 Annual Meeting of Shareholders, must deliver the proposal in writing to the Secretary of the corporation at the principal executive offices of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, on or before Tuesday, November 9, 2004.

Additional Information

        Any shareholder may obtain a copy of Harleysville National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851. You may also view these documents on our website at www.hncbank.com, select Investor Information, then click on "Documents/Filings."

Other Matters

        The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but, if any matters are properly presented, persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Walter E. Daller, Jr. Chairman of the Board, President and Chief Executive Officer

Date: March 8, 2004

EXHIBIT "A"

HARLEYSVILLE NATIONAL CORPORATION
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

  •
  Monitor the independence and performance of the Corporation's independent accountants and internal auditing department.

  •
  Provide an avenue of communication among the independent accountants, management, the internal auditing department and the Board of Directors.

  •
  Perform the Audit Committee function for subsidiaries of the Corporation, as determined by the Board of Directors, to the extent permissible under applicable law.

        To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

        Audit Committee members shall meet the requirements of the Exchange on which the corporation is listed, and any other applicable regulatory requirement. The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman."

        The Committee shall meet quarterly, or more frequently, as circumstances dictate.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

        The Audit Committee shall:

1.
Review the Corporation's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussions with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with the independent auditors its judgment about the quality, not just acceptability, of the Corporation's accounting principles, as applied in its financial reporting.

2.
In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant risk exposures and steps taken by management to monitor, control and report on exposures.

3.
Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Confirm whether internal control recommendations made by internal auditors and independent auditors have been implemented by management.

4.
Review the adequacy of the Corporation's internal controls.

5.
The Committee's job is one of oversight as set forth in this Audit Charter. It is not the duty of the Committee to prepare the Corporation's financial statements, to plan or conduct audits, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Corporation's management is responsible for preparing the Corporation's financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements.

6.
In performing their duties and responsibilities, as permitted under the Pennsylvania Business Corporation Law, as amended, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•
One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•
Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•
Another committee of the Board as to matters within its designated authority which the Committee member reasonably believes to merit confidence.

Independent Auditors

1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2.
The Audit Committee shall review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3.
The Audit Committee shall obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.
The Audit Committee shall review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the accountants' independence.

Internal Auditors

1.
The Audit Committee shall review and approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2.
The Audit Committee shall meet quarterly with the internal auditors to review and evaluate the internal audit function.

3.
The Audit Committee shall review all significant reports prepared by the internal auditors together with management's response and the follow-up to these reports.

4.
The Audit Committee may contract for internal audit services, as necessary, to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth any outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations

1.
The Audit Committee shall obtain updates at least quarterly, from management and compliance auditors, regarding compliance with laws and regulations.

2.
The Audit Committee shall review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.
The Audit Committee shall review Management's response to regulatory examinations.

Other Committee Responsibilities

1.
The Audit Committee shall review and approve the Audit Committee Charter annually, submit the charter to the Board of Directors for their approval and ensure that the Charter is attached to the Corporation's proxy statement at least once every three years, or as is required by law or regulation or the applicable listing requirements of the Corporation.

2.
The Audit Committee shall prepare an annual Audit Committee Report, in compliance with law and regulation that shall be included in the Corporation's Annual Proxy Statement, as required by law or regulation.

3.
The Audit Committee shall perform other oversight functions, as requested by the Board of Directors. The Audit Committee has the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4.
The Audit Committee has the authority to engage independent counsel and other advisors, as they determine necessary to carry out their duties, and to receive funding, as determined by the Audit Committee, to compensate advisors or for ordinary Administrative Expenses.

5.
The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on Audit Committee activities.

6.
The Audit Committee shall meet periodically with the internal auditors, the independent accountants and management in separate sessions to discuss any matters that the Committee or these groups choose to discuss.

7.
The Audit Committee shall review quarterly updates from the Corporation's loan review function as to their evaluation of the risk ratings assigned to appropriate loans of the Corporation's subsidiaries.

8.
The Audit Committee shall review and validate, at least annually, the Allowance for Loan and Lease Losses (ALLL) methodology employed by the Corporation and its subsidiaries.

9.
The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received from the Corporation or from employees of the Corporation regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees.

Subsidiary Bank Audit Committee

1.
Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R Sections 363.

2.
Perform the duties required to be performed by the fiduciary audit committee for any bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

EXHIBIT "B"

HARLEYSVILLE NATIONAL CORPORATION
2004 OMNIBUS STOCK INCENTIVE PLAN

        1.    Purpose.    The purpose of this Omnibus Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Harleysville National Corporation (the "Corporation") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate directors and personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

        2.    Term.    The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

        3.    Stock.    Shares of the Corporation's common stock (the "Stock") that may be issued under the Plan shall not exceed, in the aggregate, 1,000,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares, authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock or shares purchased in the open market. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability, for the failure to issue or sell the Stock.

        4.    Administration.    The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

        5.    Awards.    Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or (d) "Restricted Stock." More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

        6.    Eligibility.    Persons eligible to receive Awards shall be the directors, key officers and other employees of the Corporation and of each Subsidiary, as determined by the Committee; except, however, that non-employee directors may not receive Qualified Options. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

        7.    Qualified Options.    In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

  (a)
  The maximum number of shares of Stock that may be issued by options intended to be Qualified Options shall be 1,000,000 shares;

  (b)
  No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

  (c)
  The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

  (d)
  If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

  (e)
  The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

  (f)
  Qualified Options may not be sold, transferred or assigned by the participant, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

        8.    Non-Qualified Options.    In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

  (a)
  The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

  (b)
  If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

  (c)
  The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

  (d)
  Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

        9.    Stock Appreciation Rights.    In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

  (a)
  SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

  (b)
  Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

  (c)
  Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

  (d)
  The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

  (e)
  If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

  (f)
  No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

        10.    Restricted Stock.    In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

  (a)
  Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code; and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

  (b)
  Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

  (c)
  Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

    This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's 2004 Omnibus Stock Incentive Plan and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

    Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

  (d)
  If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

        11.    Exercise.    Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

In addition:

  (a)
  if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed; or

  (b)
  if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable.

        12.    Right of First Refusal.    Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer the shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

        13.    Withholding.    When a participant exercises a stock option or Stock Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

        14.    Value.    Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors if more than one valuation method is available to the Corporation, by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, or (b) if not listed, then by the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

        15.    Amendment.    To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

  (a)
  At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

  (b)
  No Qualified Option shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

        16.    Continued Employment.    Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

        17.    General Restrictions.    If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

        18.    Rights.    Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

        19.    Adjustments.    In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

Fractional shares resulting from any adjustment in Awards pursuant to this Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

        20.    Forfeiture.    Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

        21.    Indemnification.    In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

        22.    Taxes.    The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

        23.    Miscellaneous.

  (a)
  Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

  (b)
  Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

  (c)
  The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

HARLEYSVILLE NATIONAL CORPORATION
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Gregg J. Wagner, Executive Vice President, COO and Vernon L. Hunsberger, Senior Vice President and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, on Tuesday, April 13, 2004, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.
TO ELECT TWO CLASS B DIRECTORS TO SERVE FOR FOUR-YEAR TERMS

☐ FOR all nominees listed below (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Walter R. Bateman, II	LeeAnn B. Bergey
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS B DIRECTORS LISTED ABOVE.
2.
TO APPROVE AND ADOPT THE HARLEYSVILLE NATIONAL CORPORATION 2004 OMNIBUS STOCK INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
3.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature (SEAL)	Signature (SEAL)	Dated , 2004

        NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.

Harleysville National Corporation
Annual Meeting—9:30 a.m.
Breakfast—8:30 a.m.
April 13, 2004

FOR YOUR CONVENIENCE—RETAIN FOR YOUR REFERENCE

        Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 13, 2004, at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

        Breakfast will be served prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

Please return your proxy vote if you have not already done so.

        If you find that your plans have changed and you will be unable to join us for the annual meeting and breakfast, kindly call Harleysville National Corporation's Shareholder Services Department at 215-256-8851 ext. 2305 and help us eliminate unnecessary charges. Thank you.

Directions to Presidential Caterers
2910 DeKalb Pike • Norristown, PA 19401
610-275-7300

        NOTE TO ALL DRIVERS:    There is a traffic island in the middle of the road on Route 202 just in front of Presidential's driveway so you CANNOT make a left turn off Route 202 into the driveway. You MUST enter the driveway with a right turn.

******

        From King of Prussia—Take Route 202 North through Norristown to East Norriton. After crossing the intersection at Germantown Pike (Route 422), the driveway to Presidential will be on your right.

        From Montgomeryville & Lansdale—Take Route 202 South to East Norriton. Turn Right at Township Line Road (CVS Pharmacy on corner). Go one block and turn left at Swede Road. Proceed to Germantown Pike and turn Left. Second light, Route 202 (DeKalb Pike) turn left. Driveway to Presidential will be on your right.

        From Philadelphia—Take Schuylkill Expressway to Plymouth Meeting. Exit Route 476 North to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.

        From Main Line—Take Blue Route, 476 North, to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.

        From Willow Grove—Take PA-Turnpike (Route 276) to Norristown Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.

HARLEYSVILLE NATIONAL CORPORATION
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Gregg J. Wagner, Executive Vice President, COO and Vernon L. Hunsberger, Senior Vice President and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, PA 19401, on Tuesday, April 13, 2004, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

(Please see reverse)

ANNUAL MEETING OF SHAREHOLDERS
OF
HARLEYSVILLE NATIONAL CORPORATION
Tuesday, April 13, 2004

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

        Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE

        Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

TO VOTE BY INTERNET

        Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS™

Breakfast Invitation Response

        Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 13, 2004, at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

        You are cordially invited to join us for breakfast prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

        Would you be kind enough to help us make appropriate arrangements by filling out and returning this self-addressed, stamped response card?

        For your convenience, enclosed are directions to Presidential Caterers.

Please print name(s)

(
)     Yes, I will join you for breakfast and the Annual Meeting at Presidential Caterers, Tuesday, April 13, 2004.

BUSINESS REPLY MAIL

First Class            Permit No. 12            Harleysville, PA 19438

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CORPORATE SECRETARY
HARLEYSVILLE NATIONAL CORP
P.O. BOX 195
HARLEYSVILLE PA 19438-0195

QuickLinks

VOTING METHODS
PROXY STATEMENT
CORPORATE GOVERNANCE
PROPOSAL TO ADOPT THE HARLEYSVILLE NATIONAL CORPORATION 2004 OMNIBUS STOCK INCENTIVE PLAN
INFORMATION CONCERNING DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
Comparison of Five-Year Cumulative Total Returns Performance Graph for Harleysville National Corporation
  EXHIBIT "A"
HARLEYSVILLE NATIONAL CORPORATION AUDIT COMMITTEE CHARTER
  EXHIBIT "B"
HARLEYSVILLE NATIONAL CORPORATION 2004 OMNIBUS STOCK INCENTIVE PLAN
Breakfast Invitation Response